UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2008

Item 1. Report to Stockholders.

ANNUAL REPORT
Year Ended
March 31, 2008

Hodges Fund

May 29, 2008

Dear Shareholder:

The ups and downs of the stock market are well-reported and documented. In spite of the challenges in the market, we are pleased with the performance of the Hodges Fund over the last 52 weeks. Although our one-year performance lagged the S&P 500 by just over a percentage point, our 3, 5, 10, and inception numbers have far outperformed the index. For the third year in a row, we have won the Lipper Award* for having the best 5 year performance in our Multi-Cap Core group, among 495 funds for the period ended December 31, 2007. We also won the Lipper Award for five-year, risk-adjusted performance among 445 funds in the category, for the period ended December 31, 2006.  In addition, we also won the same award for the period ended December 31, 2005 out of 406 funds.

Average Annual Total Return
through March 31, 2008
	Hodges Fund	S&P 500
One year	-6.40%	-5.08%
Three year	10.39%	5.85%
Five year	26.32%	11.32%
Ten year	7.82%	3.50%
Since Inception (10/9/92)	11.93%	10.06%

Expense Ratio: 1.46%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 811-0224. The Fund imposes a 2.00% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Multi-Cap Core is a style incorporating companies of all sizes: small-cap, mid-cap, large-cap and all styles of value, growth, and super-growth. We mix companies from each of these groupings gravitating to those areas where we see the most potential. Over the last year, the market has rewarded us for our investments in railroads, oil and gas companies, deep sea drillers, and steel and cement companies. Our two largest positions are Transocean (RIG), a drilling contractor, and Burlington Northern (BNI), a railroad.

Hodges Fund

The market penalized us for our investments in airlines, home builders, and a mortgage company. Incidentally, the mortgage company did not own sub-prime mortgages at all. The sub-prime debacle spread to AAA-rated mortgages owned by Thornburg Mortgage (TMA). Airlines were hurt by rising fuel costs and overly competitive conditions in the industry. Incidentally, we expect airlines, in spite of the high fuel costs, to get their act together in the future. Lack of pricing power frequently results in over-supply and competitors going out of business which creates a shortage of supply, which in turn results in pricing power and improvement in industry conditions. Going forward, we believe we will continue to see opportunities in many different industries.

The number one factor we look for in a company is pricing power which is the ability to maintain or increase the price charged to customers for goods and services. Companies and sectors with strong pricing power tend to see profit margin expansion which is positive for the stock. Earnings and earnings momentum are other factors. Looking at our top 10 holdings represents this approach. Our top 10 holdings are Transocean Inc. New (RIG), Burlington Northern Santa Fe (BNI), Commercial Metals Co. (CMC), Devon Energy Corp. (DVN), Schlumberger (SLB), Texas Industries Inc. (TXI), Dryships Inc. (DRYS), Cummins Inc. (CMI), Union Pacific Corp. (UNP), and Cisco Systems Inc. (CSCO). Although this is where our current emphasis is, we are looking at all parts of the economy for future opportunities.

Thank you for your investment in the Hodges Fund. We take our responsibility seriously and can assure you of our very best efforts.  Feel free to contact us directly if we can address any of your specific questions or comments.

Sincerely,

Don W. Hodges	Craig D. Hodges
Co-Portfolio Manager	Co-Portfolio Manager

*
A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three, five or ten-year period, if applicable.  Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper.  Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

Hodges Fund

The above discussion is based on the opinions of Don Hodges and Craig Hodges and are subject to change. It is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security. Portfolio composition and company ownership are subject to daily change.

Mutual fund investing involves risk. Principal loss is possible. The fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The fund may also make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Must be preceded or accompanied by a prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommended to buy or sell any security. Please refer to the Schedule of Investments in this report for more complete information regarding the Fund’s holdings. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

(5/08)

Hodges Fund

SECTOR ALLOCATION At March 31, 2008 (Unaudited)

EXPENSE EXAMPLE For the Six Months Ended March 31, 2008 (Unaudited)

As a shareholder of the Hodges Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/07-3/31/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them.  Individual Retirement Accounts (“IRA”) that are held directly at the Fund will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Fund

Hodges Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2008 (Unaudited) (Continued)

invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/07	Value 3/31/08	10/1/07 – 3/31/08*
Actual	$1,000	$ 853	$6.39
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$6.96

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.38% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Fund
Value of $10,000 vs. S&P 500 Index and Russell 3000 Index

Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception
Hodges Fund	-6.40%	26.32%	7.82%	11.93%
S&P 500	-5.08%	11.32%	3.50%	10.06%
Russell 3000	-6.06%	12.07%	3.88%	10.14%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 811-0244.  An investment should not be made solely on returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 90 days from the day shares were purchased.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Russell 3000 Index is a stock index consisting of the 3000 largest publicly listed U.S. companies, representing about 98% of the total capitalization of the entire U.S. stock market.  The indices are unmanaged, and returns include reinvested dividends.  One cannot directly invest in these indices.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2008

Shares		Value

COMMON STOCKS: 96.0%

Aerospace & Defense: 2.0%
170,000	The Boeing Co.	$12,642,900

Airlines: 4.7%
750,000	AMR Corp.*	6,765,000
540,000	Continental
	Airlines, Inc.*	10,384,200
935,000	Southwest
	Airlines Co.	11,594,000
		28,743,200
Auto Components: 0.0
100,000	Westport
	Innovations, Inc.*	297,257

Capital Markets: 2.6%
150,000	Legg Mason, Inc.	8,397,000
95,000	Penson
	Worldwide, Inc.*	876,850
464,000	U.S. Global Investors,
	Inc. - Class A	6,282,560
		15,556,410
Commercial Services & Supplies: 1.0%
950,000	A.T. Cross Co. -
	Class A*[1]	6,507,500

Communications Equipment: 3.9%
720,000	Cisco Systems, Inc.*	17,344,800
200,000	Nokia Oyj - ADR	6,366,000
		23,710,800
Computers & Peripherals: 2.1%
90,000	Apple
	Computer, Inc.*	12,915,000

Construction Materials: 5.0%
200,100	Northwest Pipe Co.*	8,502,249
325,000	Texas Industries, Inc.	19,535,750
55,000	Vulcan Materials Co.	3,652,000
		31,689,999
Diversified Financial Services: 0.5%
70,000	Nasdaq Stock
	Market, Inc.*	2,706,200

Electronic Equipment & Instruments: 1.0%
588,100	Napco Security
	Systems, Inc.*	2,893,452
842,500	Wireless Ronin
	Technologies Inc.*[1,2]	3,370,000
		6,263,452
Energy Equipment & Services: 14.5%
100,000	Atwood
	Oceanics, Inc.*	9,172,000
90,000	ENSCO
	International, Inc.	5,635,800
255,000	Halliburton Co.	10,029,150
170,000	Helmerich &
	Payne, Inc.	7,967,900
150,000	Rowan Cos., Inc.	6,177,000
225,000	Schlumberger Ltd.	19,575,000
230,000	Transocean, Inc.*	31,096,000
		89,652,850
Food & Staples Retailing: 4.1%
140,000	Costco
	Wholesale Corp.	9,095,800
213,000	PriceSmart, Inc.	5,902,230
200,000	Wal-Mart Stores, Inc.	10,536,000
		25,534,030
Food Products: 2.6%
280,000	Cal-Maine
	Foods, Inc.	9,346,400
550,830	Rocky Mountain
	Chocolate
	Factory, Inc.[1]	6,912,916
		16,259,316
Health Care Equipment & Supplies: 0.3%
100,000	Accuracy, Inc.*	781,000
100,000	Boston
	Scientific Corp.*	1,287,000
		2,068,000
Hotels, Restaurants & Leisure: 4.0%
245,000	CBRL Group, Inc.	8,763,650
450,000	Krispy Kreme
	Doughnuts, Inc.*	1,372,500

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2008 (Continued)

Shares		Value

COMMON STOCKS: 96.0% (Continued)

Hotels, Restaurants & Leisure: 4.0% (Continued)
1,000,000	Luby’s, Inc.*	$7,080,000
430,000	Starbucks Corp.*	7,525,000
		24,741,150
Household Products: 1.7%
150,000	Procter &
	Gamble Co.	10,510,500

Industrial Conglomerates: 1.1%
185,000	General Electric Co.	6,846,850

Insurance: 0.3%
172,000	Hallmark Financial
	Services, Inc.*	1,919,520

Internet Software & Services: 0.5%
100,000	VeriSign, Inc.*	3,324,000

Machinery: 8.1%
170,000	Caterpillar, Inc.	13,309,300
330,000	Cummins, Inc.	15,450,600
20,000	Deere & Co.	1,608,800
80,000	Hurco Cos., Inc.*	3,742,400
170,000	L.B. Foster Co.*	7,320,200
345,000	Trinity
	Industries, Inc.	9,194,250
		50,625,550
Marine: 2.2%
230,000	DryShips, Inc.	13,779,300

Media: 2.1%
70,000	A.H. Belo Corp.*	800,100
350,000	Belo Corp. - Class A	3,699,500
725,000	XM Satellite Radio
	Holdings, Inc. -
	Class A*	8,424,500
		12,924,100
Medical Devices: 0.5%
10,000	Intuitive
	Surgical, Inc.*	3,243,500

Metals & Mining: 5.6%
751,000	Commercial
	Metals Co.	22,507,470
95,000	United States
	Steel Corp.	12,052,650
		34,560,120
Multiline Retail: 1.0%
145,000	Kohl’s Corp.*	6,219,050

Oil, Gas & Consumable Fuels: 9.3%
240,000	Chesapeake
	Energy Corp.	11,076,000
170,000	ConocoPhillips	12,955,700
200,000	Devon Energy Corp.	20,866,000
120,000	Exxon Mobil Corp.	10,149,600
30,000	Suncor Energy, Inc.	2,890,500
		57,937,800
Personal Products: 0.2%
400,900	Female Health Co.*[2]	978,196

Pharmaceuticals: 1.0%
100,000	Johnson & Johnson	6,487,000

Printed Circuit Boards: 0.1%
175,700	Interphase Corp.*	794,164

Real Estate Investment Trusts: 0.1%
650,000	Thornburg
	Mortgage, Inc.	689,000

Road & Rail: 7.7%
255,000	Burlington Northern
	Santa Fe Corp.	23,516,100
150,000	Norfolk
	Southern Corp.	8,148,000
128,000	Union Pacific Corp.	16,048,640
		47,712,740
Search, Detection, Navigation & Guidance: 0.4%
45,000	Garmin, Ltd.	2,430,450

Software: 0.5%
100,000	Microsoft Corp.	2,838,000

Specialty Retail: 2.3%
50,000	The Home
	Depot, Inc.	1,398,500

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2008 (Continued)

Shares		Value

COMMON STOCKS: 96.0% (Continued)

Specialty Retail: 2.3% (Continued)
270,000	Jos A. Bank
	Clothiers, Inc.*	$5,535,000
180,000	Tiffany & Co.	7,531,200
		14,464,700
Textiles, Apparel & Luxury Goods: 0.8%
300,000	Crocs, Inc.*	5,241,000

Transportation Infrastructure: 2.0%
370,000	Aegean Marine
	Petroleum
	Network, Inc.	12,657,700

Wireless Telecommunication Services: 0.2%
20,000	America Movil
	SA de CV - ADR	1,273,800

TOTAL COMMON STOCKS
(Cost $566,125,685)		596,745,104

PARTNERSHIPS & TRUSTS: 3.6%
245,000	Mesabi Trust	6,225,450
30,000	streetTRACKS
	Gold Trust*	2,711,400
328,500	Texas Pacific
	Land Trust	13,550,625
		22,487,475
TOTAL PARTNERSHIPS & TRUSTS
(Cost $16,955,201)		22,487,475

Contracts

CALL OPTIONS PURCHASED: 0.4%
2,000	AMR Corp.
	Expiration: January,
	2009, Exercise
	Price: $20.00	155,000
500	Dell, Inc.
	Expiration: January,
	2009, Exercise
	Price: $22.50	94,000
500	International Business
	Machines Corp.
	Expiration: January,
	2009, Exercise
	Price: $90.00	1,460,000
300	Schlumberger Ltd.
	Expiration: January,
	2009, Exercise
	Price: $80.00	477,000
500	YRC Worldwide, Inc.
	Expiration: January,
	2009, Exercise
	Price: $15.00	135,000

TOTAL CALL OPTIONS PURCHASED
(Cost $5,108,100)		2,321,000

Shares

SHORT-TERM INVESTMENT: 0.0%
3,574	Federated Cash
	Trust - Treasury
	Cash Series II	3,574

TOTAL SHORT-TERM INVESTMENT
(Cost $3,574)		3,574

TOTAL INVESTMENTS
IN SECURITIES: 100.0%
(Cost $588,192,560)		621,557,153
Liabilities in Excess
of Other Assets: (0.0)%		(241,348)
TOTAL NET
ASSETS: 100.0%		$621,315,805

*	Non-income producing security.
ADR - American Depository Receipt.
1	Affiliated Company as defined by the Investment Company Act of 1940. See Note 6 in Notes to Financial Statements.
2	Security is considered illiquid. As of March 31, 2008, the value of these investments was $4,348,196 or 0.70% of total net assets. See Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Hodges Funds

SCHEDULE OF OPTIONS WRITTEN at March 31, 2008

Contracts		Value

CALL OPTION
	Intuitive Surgical, Inc.,
100	Expiration: July, 2008, Exercise Price: $350.00	$317,500

	TOTAL WRITTEN CALL OPTION
	(Premiums received $329,746)	$317,500

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2008

ASSETS
Investments in securities of unaffiliated issuers,
(cost $569,411,509)	$604,766,737
Investments in securities of affiliated issuers,
(cost $18,781,051) (Note 6)	16,790,416
Total investments, at value
(cost $588,192,560) (Note 2)	621,557,153
Receivables:
Investment securities sold	1,872,237
Fund shares sold	744,033
Dividends and interest	389,668
Prepaid expenses	26,274
Total assets	624,589,365

LIABILITIES
Options written, at value (premiums received $329,746)	317,500
Payables:
Due to custodian (Note 7)	1,373,000
Fund shares redeemed	539,600
Investment advisory fees	445,926
Administration fees	26,313
Custody fees	4,879
Distribution fees	385,113
Fund accounting fees	18,800
Transfer agent fees	125,704
Chief compliance officer fees	1,148
Other accrued expenses	35,577
Total liabilities	3,273,560
NET ASSETS	$621,315,805
Net asset value, offering price and redemption price per share
($621,315,805/25,242,712 shares outstanding; unlimited
number of shares authorized without par value)	$24.61

COMPONENTS OF NET ASSETS
Paid-in capital	588,774,870
Undistributed net investment income	569,123
Accumulated net realized loss on investments and options	(1,405,027)
Net unrealized appreciation on investments and options	33,364,593
Net unrealized appreciation on options written	12,246
Net assets	$621,315,805

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2008

INVESTMENT INCOME
Dividends from unaffiliated investments
(net of $25,847 foreign withholding tax)	$6,836,947
Dividends from affiliated investments	214,955
Interest	294,462
Total investment income	7,346,364

EXPENSES (Note 3)
Investment advisory fees	5,898,016
Distribution fees	1,734,711
Transfer agent fees	912,598
Administration fees	420,347
Fund accounting fees	120,420
Custody fees	92,123
Reports to shareholders	85,501
Registration fees	80,831
Interest expense (note 7)	44,898
Audit fees	22,283
Trustee fees	22,277
Miscellaneous expenses	19,976
Legal fees	19,301
Insurance expense	9,861
Chief compliance officer fees	6,481
Total expenses	9,489,624
Net investment loss	(2,143,260)

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND OPTIONS
Net realized loss on investments and options	(155,817)
Change in net unrealized depreciation
on investments and options	(50,885,608)
Change in net unrealized
appreciation on options written	12,246
Net realized and unrealized loss
on investments and options	(51,029,179)
Net decrease in net assets
resulting from operations	$(53,172,439)

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2008	March 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(2,143,260)	$(1,098,153)
Net realized gain (loss) on unaffiliated
investments and options	(155,817)	30,270,132
Net realized loss on
affiliated investments	—	(45,805)
Net realized loss on options written	—	(239,511)
Change in net unrealized
appreciation (depreciation)
on investments and options	(50,885,608)	15,579,798
Change in net unrealized appreciation
on options written	12,246	—
Net increase (decrease) in net assets
resulting from operations	(53,172,439)	44,466,461

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(18,164,058)	(20,478,714)
Total distributions to shareholders	(18,164,058)	(20,478,714)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a) (b)	75,706,860	107,264,440
Total increase in net assets	4,370,363	131,252,187

NET ASSETS
Beginning of year	616,945,442	485,693,255
End of year	$621,315,805	$616,945,442
Undistributed net investment income	$569,123	$397,248

(a)   Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2008		March 31, 2007
	Shares	Value	Shares	Value
Shares sold	9,737,124	$274,711,157	13,617,072	$346,873,000
Shares issued
in reinvestment
of distributions	654,957	17,788,630	769,216	19,815,004
Shares redeemed (b)	(8,024,893)	(216,792,927)	(10,455,748)	(259,423,564)
Net increase	2,367,188	$75,706,860	3,930,540	$107,264,440

(b)   Net of redemption fees of $187,269 and $326,742, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2008	2007	2006	2005	2004
Net asset value,
beginning of year	$26.97	$25.64	$20.30	$17.52	$8.53

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss	(0.09)	(0.05)	(0.04)	(0.12)	(0.16)
Net realized and
unrealized gain (loss)
on investments	(1.58)	2.39	6.28	3.01	9.15
Total from investment
operations	(1.67)	2.34	6.24	2.89	8.99

LESS DISTRIBUTIONS:
From net
realized gain	(0.70)	(1.02)	(0.90)	(0.11)	—
Paid-in capital from
redemption fees
(Note 2)	0.01	0.01	0.00 *	0.00 *	0.00 *
Net asset value,
end of year	$24.61	$26.97	$25.64	$20.30	$17.52
Total return	(6.40)%	9.36%	31.42%	16.52%	105.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$621.3	$616.9	$485.7	$97.9	$48.0
Ratio of expenses to
average net assets	1.37%	1.42%	1.47%	1.68%	1.75%
Ratio of net
investment loss to
average net assets	(0.31)%	(0.20)%	(0.39)%	(0.94)%	(1.43)%
Portfolio
turnover rate	73%	62%	51%	46%	93%

*	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

May 29, 2008

Dear Shareholder:

March 31, 2008, marked the first full quarter of performance for the newly launched Hodges Small Cap Fund (HDPSX). The quarterly return for the period ending March 31, 2008, amounted to -2.67% compared to -9.90% for the Russell 2000 Index.

Returns as of 3/31/08

	Quarter Ended	Since Inception*
	03-31-08	12-18-07
Hodges Small Cap Fund	-2.67%	-5.10%
Russell 2000 Index	-9.90%	-8.38%

Gross Expense Ratio: 1.78%
Net Expense Ratio: 1.40%**

*	Performance shown for periods of less than one year is cumulative.
**
The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses through December 18, 2008.  This figure excludes Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so than an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-811-0224, or visiting www.hodgessmallcapfund.com. The Fund imposes a 1.00% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If reflected, total return would be reduced. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

Though the first quarter of 2008 proved to be a challenging one for financial markets and especially small cap stocks, the Hodges Small Cap Fund’s portfolio management team has been focused on implementing what we believe to be a sound long-term investment strategy. As troubling conditions in the sub prime debt market spread to other areas of the capital markets during the first quarter, the health of housing market and consumer confidence dipped to their lowest levels in more than a decade. Such conditions weighed heavily on the U.S. equity markets, as well as many international markets during the first quarter of 2008. While we spend little time attempting to forecast macro-economic conditions, we believe the recent decline in equity markets has already priced in a significant economic slowdown in 2008. Unlike the previous

Hodges Small Cap Fund

economic slowdown that was experienced in the 2001-2002 time period, a looming credit crunch and rising energy costs are likely to adversely impact the U.S. consumer in the foreseeable future.  However, conditions surrounding non-consumer capital spending appear more encouraging given strong corporate balance sheets, which hold lean inventories and generally solid cash positions.  As a result, we are currently over-weighted in industries such as energy, infrastructure materials, and industrial equipment.  These industries generally have limited sensitivity to U.S. consumer discretionary spending and are in many cases well positioned to capitalize on international growth opportunities.  For example, our largest holding at the end of the quarter was Trinity Industries, Inc. (TRN), which is engaged in the manufacturing of railcars, inland barges, windmill towers, and road construction materials.  We have also found opportunities in a carefully selected number of consumer staples, airlines, financials, and consumer product companies that hold intriguing valuations or have unique business characteristics.

While equity markets may remain volatile in the remainder of 2008 as risk is repriced in response to ever-changing global economic conditions, we are finding no shortage of attractive investments with good risk/reward characteristics.  In addition, we believe most sectors of the market have become largely undervalued as the prospects for slower earnings growth and a sluggish U.S. economy are already reflected in today’s stock prices. As fear and market volatility persist, we believe such conditions represent a timely opportunity for picking small cap stocks, which may be more likely to be overlooked or misunderstood. We believe that during periods of abnormal market volatility the inefficient characteristics of many small cap stocks can often be exaggerated.  Furthermore, we are currently engaged in the daily discovery of finding above average risk/reward opportunities through our internal research effort. This effort utilizes a time tested bottoms-up approach, which remains focused on the fundamentals underlying each company that we hold in our small cap portfolio. An important element of our stock picking strategy is focusing on companies that are experiencing positive earnings trends and are often poised for P/E multiple expansion. We believe the ultimate determinant of any stock’s long-term performance is earnings and cash flow. Pricing power, the competitive landscape, and the ability to internally fund growth are a few of the important elements that we look for when sizing up long-term earnings potential.  We also put an emphasis on quality management and focus much of our research effort on visiting the headquarters of companies, as well as maintaining an ongoing dialogue with senior management.  As of March 31, 2008, our top 10 holdings were Trinity Industries, Inc. (TRN), Cal Maine

Hodges Small Cap Fund

Foods, Inc. (CALM), Cubic Energy, Inc. (QBIK), Bristow Group, Inc.  (BRS), Texas Industries Inc. (TXI), Dryships Inc. (DRYS), Texas Pacific Land Trust (TPL), Encore Acquisition Co. (EAC), Northwest Pipe Co. (NWPX), and Continental Airlines, Inc. (CAL).

Looking ahead, you should know that our portfolio managers and analysts are hard at work studying companies, meeting with management teams, observing trends, and attempting to navigate through the daily noise surrounding today’s financial markets.  Like you, all of our portfolio managers are significant shareholders in the Hodges Small Cap Fund.  If we can assist you in any way, please let us know.

Sincerely,

Craig D. Hodges	Don W. Hodges
Co-Portfolio Manager	Co-Portfolio Manager

Gary Bradshaw	Eric J. Marshall, CFA
Co-Portfolio Manager	Co-Portfolio Manager

Hodges Small Cap Fund

The above discussion is based on the opinions of Craig Hodges, Don Hodges, Gary Bradshaw and Eric Marshall and are subject to change. It is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security. Portfolio composition and company ownership are subject to daily change.

Mutual fund investing involves risk. Principal loss is possible. The fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The fund may also make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Must be preceded or accompanied by a prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommended to buy or sell any security. Please refer to the Schedule of Investments in this report for more complete information regarding the Fund’s holdings.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  You cannot invest directly in an index.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.  Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

(5/08)

Hodges Small Cap Fund

SECTOR ALLOCATION At March 31, 2008 (Unaudited)

*  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2008 (Unaudited)

As a shareholder of the Hodges Small Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/18/07* - 3/31/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them.  Individual Retirement Accounts (“IRA”) that are held directly at the Fund will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Fund

Hodges Small Cap Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2008 (Unaudited) (Continued)

invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 12/18/07*	Value 3/31/08	12/18/07 – 3/31/08*
Actual	$1,000	$ 949	$3.88
Hypothetical (5% annual
return before expenses)	$1,000	$1,010	$4.00

*	The Fund commenced operations on December 18, 2007.
**
Expenses are equal to the Fund’s annualized expense ratio since inception of 1.40% (reflecting fees and waivers in effect) multiplied by the average account value over the period multiplied by 104/366 (to reflect the since inception period).

Hodges Small Cap Fund
Value of $10,000 vs. Russell 2000 Index

Cumulative Total Returns
Since Inception
Hodges Small Cap Fund	-5.10%
Russell 2000	-8.38%

The performance date quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 811-0244.  An investment should not be made solely on returns.  The Fund imposes a 1.00% redemption fee on shares held for less than 90 days from the day shares were purchased.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index is a stock index consisting of the 3,000 largest publicly listed U.S. companies, representing about 98% of the total capitalization of the entire U.S. stock market.  The indices are unmanaged, and returns include reinvested dividends.  Once cannot directly invest in these indices.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2008

Shares		Value

COMMON STOCKS: 91.7%

Airlines: 3.5%
17,000	Continental
	Airlines, Inc.*	$326,910

Auto Components: 3.2%
100,000	Westport
	Innovations, Inc.*	297,257

Capital Markets: 3.3%
5,000	Penson
	Worldwide, Inc.*	46,150
20,000	U.S. Global
	Investments, Inc.	270,800
		316,950
Commercial Services & Supplies: 2.9%
40,000	A.T. Cross Co. -
	Class A*	274,000

Construction & Engineering: 1.2%
6,000	Sterling Construction
	Co., Inc.*	109,320

Construction Materials: 8.4%
9,000	Northwest Pipe Co.*	382,410
7,000	Texas Industries, Inc.	420,770
		803,180
Electronic Equipment & Instruments: 9.5%
10,000	Baldor Electric Co.	280,000
25,000	Napco Security
	Systems, Inc.*	123,000
20,000	RF Monolithics, Inc.*	48,000
6,000	Universal
	Electronics, Inc.*	145,260
75,000	Wireless Ronin
	Technologies, Inc.*	300,000
		896,260
Energy Equipment & Services: 4.6%
8,000	Bristow Group, Inc.	429,360

Food Products: 6.6%
15,000	Cal Maine Foods, Inc.	500,700
10,000	Rocky Mountain
	Chocolate Factory	125,500
		626,200
Hotels, Restaurants & Leisure: 5.7%
9,000	CBRL Group, Inc.	321,930
30,000	Luby’s, Inc.*	212,400
		534,330
Insurance: 2.4%
20,000	Hallmark Financial
	Services, Inc.*	223,200

Machinery: 11.1%
7,000	Alamo Group, Inc.	148,890
5,000	Hurco Companies, Inc.*	233,900
25,000	Trinity Industries, Inc.	666,250
		1,049,040
Marine: 6.4%
7,000	Diana Shipping, Inc.	184,240
7,000	Dryships, Inc.	419,370
		603,610
Metals & Mining: 3.2%
10,000	Commercial Metals, Co.	299,700

Oil, Gas & Consumable Fuels: 12.6%
150,000	Cubic Energy, Inc.*	456,000
10,000	Encore Acquisition Co.*	402,800
5,000	Mariner Energy, Inc.*	135,050
10,000	Parallel
	Petroleum Corp.*	195,700
		1,189,550
Specialty Retail: 1.1%
5,000	Jos. A. Bank
	Clothiers, Inc.*	102,500

Telecommunications Equipment: 3.0%
35,000	Intervoice, Inc.*	278,600

Textiles, Apparel & Luxury Goods: 3.0%
16,000	Crocs, Inc.*	279,520

TOTAL COMMON STOCKS
(Cost $8,774,100)		8,639,487

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2008 (Continued)

Shares	Value

PARTNERSHIP & TRUST: 4.4%
10,000	Texas Pacific
Land Trust	$412,500

TOTAL PARTNERSHIP & TRUST
(Cost $386,117)	412,500

SHORT-TERM INVESTMENT: 2.8%
263,885	Federated Cash
Trust - Treasury
Cash Series II	263,885

TOTAL SHORT-TERM INVESTMENT
(Cost $263,885)	263,885

TOTAL INVESTMENTS IN SECURITIES: 98.9%
(Cost $9,424,102)	9,315,872
Other Assets in Excess
of Liabilities: 1.1%	108,053
TOTAL NET
ASSETS: 100.00%	$9,423,925

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2008

ASSETS
Investments in securities, (cost $9,424,102)	$9,315,872
Receivables:
Investment securities sold	21,960
Fund shares sold	147,000
Dividends and interest	486
Due from advisor, net	2,597
Prepaid expenses	23,160
Total assets	9,511,075

LIABILITIES
Payables:
Investment securities purchased	59,012
Fund shares redeemed	1,936
Administration fees	380
Custody fees	601
Distribution fees	4,698
Fund accounting fees	55
Transfer agent fees	3,274
Chief compliance officer fees	263
Other accrued expenses	16,931
Total liabilities	87,150
NET ASSETS	$9,423,925
Net asset value, offering price and redemption price per share
($9,423,925/993,156 shares outstanding; unlimited
number of shares authorized without par value)	$9.49

COMPONENTS OF NET ASSETS
Paid-in capital	9,701,283
Accumulated net realized loss on investments	(169,128)
Net unrealized depreciation on investments	(108,230)
Net assets	$9,423,925

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENT OF OPERATIONS For the Period Ended March 31, 2008

INVESTMENT INCOME
Dividends	$12,419
Interest	8,507
Total investment income	20,926

EXPENSES (Note 3)
Investment advisory fees	17,482
Audit fees	12,200
Transfer agent fees	7,225
Registration fees	5,550
Distribution fees	5,142
Reports to shareholders	2,975
Trustee fees	2,358
Miscellaneous	2,246
Legal fees	1,148
Administration fees	1,038
Custody fees	865
Chief compliance officer fees	499
Fund accounting fees	350
Insurance expense	106
Total expenses	59,184
Less: fees waived	(30,379)
Net expenses	28,805
Net investment loss	(7,879)

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND OPTIONS
Net realized loss on investments and options	(185,664)
Net increase from payments by affiliates on the disposal
of investments in violation of restrictions (Note 3)	16,536
Change in net unrealized depreciation on investments	(108,230)
Net realized and unrealized loss on investments	(277,358)
Net decrease in net assets
resulting from operations	$(285,237)

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended
March 31, 2008*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(7,879)
Net realized loss on investments	(185,664)
Net increase from payments by affiliates on the disposal
of investments in violation of restrictions (Note 3)	16,536
Change in net unrealized depreciation
on investments and options	(108,230)
Net decrease in net assets
resulting from operations	(285,237)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a) (b)	9,709,162
Total increase in net assets	9,423,925

NET ASSETS
Beginning of period	—
End of period	$9,423,925

(a)	Summary of capital share transactions is as follows:

	Period Ended
	March 31, 2008*
	Shares	Value
Shares sold	1,018,053	$9,938,267
Shares redeemed (b)	(24,897)	(229,105)
Net increase	993,156	$9,709,162

(b)	Net of redemption fees of $206.
*	Fund commenced operations on December 18, 2007.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Period Ended
	March 31,
	2008*
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)
Net realized and unrealized loss on investments	(0.52)
Net increase from payments by affiliates on the disposal
of investments in violation of restrictions (Note 3)	0.02
Total from investment operations	(0.51)
Paid-in capital from redemption fees (Note 2)	0.00	**
Net asset value, end of period	$9.49
Total return	(5.10	)%^[1]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$9.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.88	%+
After fees waived and expenses absorbed	1.40	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.86	)%+
After fees waived and expenses absorbed	(0.38	)%+
Portfolio turnover rate	23	%^

*	Fund commenced operations on December 18, 2007.
**	Amount is less than $0.01.
^	Not Annualized.
[1]
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (5.30)%.

+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008

NOTE 1 – ORGANIZATION

Hodges Fund and Hodges Small Cap Fund (the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Hodges Fund and Hodges Small Cap Fund commenced operations on October 9, 1992 and December 18, 2007, respectively.

The investment objective of the Hodges Fund is long-term capital appreciation.  The Hodges Fund primarily invests in common stocks of domestic companies of any market capitalization, from larger well-established companies to smaller, emerging growth companies.  The investment objective of the Hodges Small Cap Fund is long-term capital appreciation.  The Hodges Small Cap Fund invests at least 80% of its net assets in the stocks of small capitalization companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options written by the Funds are generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices.  Options that are purchased by the Funds are generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2008, the Funds did not hold fair valued securities.

B.
Federal Income Taxes. Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

At March 31, 2008, the Hodges Small Cap Fund deferred, on a tax basis, post-October losses of $169,128.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first in, first out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  Each Fund may purchase call options on securities and indices.  As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  The Funds may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if a Fund enters into a closing sale transaction, a gain or loss is realized.  If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Hodges Fund may write (sell) covered call options on securities and indices.  The Hodges Small Cap Fund may write (sell) covered call and put options on securities, indices and currencies.  When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  If a put option is exercised, the premium is subtracted from the cost of the purchase of the underlying security in determining whether a Fund has realized a gain or loss.  The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

The activity in options written during the year ended March 31, 2008, is as follows:

Hodges Fund

	Contracts	Premiums Received
Options outstanding, beginning of year	—	$—
Options written	100	329,746
Options exercise	—	—
Options expired	—	—
Options closed	—	—
Options outstanding, end of year	100	$329,746

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

There were no options written by the Hodges Small Cap Fund for the fiscal period ended March 31, 2008.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Hodges Fund and Hodges Small Cap Fund charge a 2.00% and 1.00% redemption fee, respectively, on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

At March 31, 2008, the Hodges Fund had investments in illiquid securities with a total value of $4,348,196 or 0.70% of total net assets.

	Shares	Dates Acquired	Cost Basis
Female Health Co.	400,900	7/02-12/05	$766,135
Wireless Ronin
Technologies, Inc.	842,500	1/07-12/07	$4,135,490

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

I.
Guarantees and Indemnifications.  In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

J.
New Accounting Pronouncements. Effective March 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.”  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Funds include Federal and the state of Massachusetts.  As of March 31, 2008, open Federal and Massachusetts tax years for the Hodges Fund include the tax years ended March 31, 2005 through March 31, 2008.  Open Federal and Massachusetts tax years for the Hodges Small Cap Fund include the tax year ended March 31, 2008.  The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year/period ended March 31, 2008.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Funds believe the adoption of SFAS 157 will have no material impact on their financial statements.

K.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2008, the Hodges Fund increased undistributed net investment income by $2,315,135, decreased accumulated net realized loss on investments and options by $509,660 and decreased paid-in capital by $2,824,795.  For the period ended March 31, 2008, the Hodges Small Cap Fund decreased undistributed net investment loss by $7,879 and decreased paid-in capital by $7,879.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of each Fund.  For the year/period ended March 31, 2008, the Hodges Fund and Hodges Small Cap Fund incurred $5,898,016 and $17,482, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to limit the Hodges Small Cap Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its ratio of expenses to average net assets will not exceed 1.40%.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Hodges Small Cap Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

applicable limitation on Fund expenses.  The Hodges Small Cap Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.  For the fiscal period ended March 31, 2008, the Advisor waived $30,379 in fees for the Hodges Small Cap Fund.  The Advisor may recapture portions of the above amount no later than the date stated below:

March 31, 2011
Hodges Small Cap Fund	$30,379

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the period of April 1, 2007 through November 30, 2007, the administrator received a monthly fee at the following annual rates:

First $50 million	0.15% of average daily net assets
Next $50 million	0.12% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the period of December 1, 2007 through March 31, 2008, the Administrator received a monthly fee at the following annual rates, allocated in aggregate across both Funds:

First $750 million	0.05% of average daily net assets
Next $750 million	0.04% of average daily net assets
Over $1.5 billion	0.03% of average daily net assets

For the year/period ended March 31, 2008, the Hodges Fund and Hodges Small Cap Fund incurred $420,347 and $1,038 in administration fees, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

the year/period ended March 31, 2008, the Hodges Fund and Hodges Small Cap Fund were allocated $6,481 and $499 of the Trust’s Chief Compliance Officer fee, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

Each Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of each Fund.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, no reimbursement for specific expenses incurred.  For the fiscal year/period ended March 31, 2008, the Hodges Fund and Hodges Small Cap Fund incurred $1,734,711 and $5,142 in distribution fees, respectively.

For the year/period ended March 31, 2008, First Dallas Securities, an affiliate of the Advisor, received $587,980 and $15,934 in brokerage commissions with respect to the Hodges Fund’s and the Hodges Small Cap Fund’s portfolio transactions, respectively.

U.S. Bank, N.A. serves as the Funds’ custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.

During the period ended March 31, 2008, an investment was made by the Advisor that caused the Hodges Small Cap Fund to violate Rule 12d3-1 of the Investment Company Act of 1940.  Rule 12d3-1 states that a Fund may acquire securities of an issuer that derives more than 15% of its gross revenues from securities related activities provided that the investment does not comprise more than 5% of the Fund’s total assets.  Upon notification of the violation, the Advisor took corrective action and paid the resulted loss of $16,536 to the Fund.  This contribution from the Advisor comprises $0.02 of the Fund’s NAV as of March 31, 2008.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities for the Hodges Fund, excluding short-term investments, for the year ended March 31, 2008, were $559,036,968 and $495,500,597, respectively.

The cost of purchases and proceeds from the sales of securities for the Hodges Small Cap Fund, excluding short-term investments, for the year/period ended March 31, 2008, were $10,950,919 and $1,605,038, respectively.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

There were no purchases or sales of U.S. Government obligations for either Fund the year/period ended March 31, 2008.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2008 and 2007 for the Fund was as follows:

Hodges Fund
	2008	2007
Distributions paid from:
Long-term capital gain*	$5,875,252	$19,409,277
Ordinary income	12,288,806	1,069,437

For the period ended March 31, 2008, there were no distributions for the Hodges Small Cap Fund.

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

*	Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

		Hodges
	Hodges Fund	Small Cap Fund
Cost of investments	$593,250,069	$9,424,102
Gross tax unrealized appreciation	$98,066,791	$721,204
Gross tax unrealized depreciation	(69,759,707)	(829,434)
Net tax unrealized
appreciation/(depreciation)	28,307,084	(108,230)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	4,221,605	—
Total distributable earnings	4,221,605	—
Other accumulated gains/(losses)	12,246	(169,128)
Total accumulated gains/(losses)	$32,540,935	$(277,358)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, limited partnership income, and grantor trust distributions.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2008 (Continued)

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund.  As of March 31, 2008, the market value of all securities of affiliated companies held in the Hodges Fund amounted to $16,790,416, representing 2.7% of net assets.  For the year ended March 31, 2008, the Hodges Fund had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance			Value
	March			March			March
	31,			31,	Realized	Dividend	31,	Acquisition
	2007	Purchases	Sales	2008	Loss	Income	2008	Cost
A.T.
Cross Co.	404,485	545,515	—	950,000	$—	$—	$6,507,500	$7,937,100

Rocky
Mountain
Chocolate
Factory, Inc.	463,600	87,230	—	550,830	$—	$214,955	$6,912,916	$6,708,461

Wireless
Ronin
Technologies,
Inc.	325,100	517,400	—	842,500	$—	$—	$3,370,000	$4,135,490

NOTE 7 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Hodges Fund a credit facility pursuant to a separate Loan and Security Agreement for the purpose of purchasing portfolio securities.  For the year ended March 31, 2008, the average interest rate on the outstanding principal amount was 6.72%.  Advances are not collateralized by a first lien against the Fund’s assets.  During year ended March 31, 2008, the Hodges Fund had an outstanding average daily loan balance of $689,057.  The maximum amount outstanding for the current lending agreement during that period was $20,000,000.  Interest expense amounted to $44,898 for the Hodges Fund.  At March 31, 2008, there was a loan payable balance in the amount of $1,373,000.  The Hodges Small Cap Fund did not have a line of credit in place as of March 31, 2008.

Hodges Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Hodges Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of Hodges Fund and Hodges Small Cap Fund, each a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2008, and the related statement of operations for the year and the period then ended, respectively, and for Hodges Fund the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and for Hodges Small Cap Fund the statement of changes in net assets and the financial highlights for the period December 18, 2007 (commencement of operations) to March 31, 2008.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hodges Fund and Hodges Small Cap Fund as of March 31, 2008, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 28, 2008

Hodges Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position for a minimum of five years.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During Past	Overseen	Directorships
and Age	Trust(1)	Time Served	Five Years	by Trustees	Held
Dorothy A. Berry	Chairman	Indefinite	President, Talon	2	Trustee,
(born 1943)	and	Term	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and business
Glendora, CA 91741			consulting); formerly,
Executive Vice President
and Chief Operating
Officer, Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term	formerly, Chief Executive		Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller Trust		The
Suite 100		May 1991.	Co., (prior thereto Senior		University
Glendora, CA 91741			Vice President), and		of Virginia
			Managing Director,		Law
			Rockefeller & Co.		School
			(Investment Manager		Foundation.
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Hodges Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During Past	Overseen	Directorships
and Age	Trust(1)	Time Served	Five Years	by Trustees	Held
Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,	2	None.
(born 1938)		Term	LLC, (Vacation Services);
2020 E. Financial Way		Since	formerly, President and
Suite 100		May 1991.	Founder, National Investor
Glendora, CA 91741			Data Services, Inc.
(investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July	2	Trustee,
(born 1950)		Term	2001; formerly, Executive		Managers
2020 E. Financial Way		Since	Vice President, Investment		Funds;
Suite 100		May 1991.	Company Administration,		Trustee,
Glendora, CA 91741			LLC (“ICA”) (mutual		Managers
			fund administrator).		AMG
Funds.

Robert M. Slotky	President	Indefinite	Vice President,	Not	Not
(born 1947)		Term	U.S. Bancorp Fund	Applicable	Applicable.
2020 E. Financial Way		Since	Services, LLC, since
Suite 100		Aug. 2002.	July 2001.
Glendora, CA 91741	Chief	Indefinite
	Compli-	Term;
	ance	Since
	Officer	Sept. 2004.
	Anti-	Indefinite
	Money	Term;
	Laun-	Since
	dering	Dec. 2005.
Officer

Eric W. Falkeis	Treasurer	Indefinite	Chief Financial Officer,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable	Applicable.
615 East Michigan St.		Since	Services, LLC, since
Milwaukee, WI 53202		Aug. 2002.	April 2006; Vice
President, U.S. Bancorp
Fund Services, LLC since
1997; formerly,Chief
Financial Officer, Quasar
Distributors, LLC
(2000-2003).

Hodges Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During Past	Overseen	Directorships
and Age	Trust(1)	Time Served	Five Years	by Trustees	Held
Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable	Applicable
2020 E. Financial Way		Since	Officer, U.S. Bancorp
Suite 100		February	Fund Services, LLC,
Glendora, CA 91741		2008.	since July 2007; formerly,
Vice President and Senior
Counsel, Wells Fargo
Funds Management, LLC
(2004-2007), formerly,
Vice President and Legal
Compliance Officer, U.S.
Bancorp Fund Services,
LLC (1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Hodges Fund and Hodges Small Cap Fund.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Hodges Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224 and on the Funds’ website at www.hodgesfund.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ From N-Q is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedule of portfolio holdings is posted on their website at www.hodgesfund.com within ten business days after calendar quarter end along with the Hodges Fund’s weekly Top 25 Holdings and the Hodges Small Cap Fund’s monthly Top 10 Holdings.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hodges Fund	43.77%
Hodges Small Cap Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2008, was as follows:

Hodges Fund:	41.10%
Hodges Small Cap Fund	0.00%

(This Page Intentionally Left Blank.)

Advisor
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue
Dallas, TX  75201
(888) 998-3993

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 E. Michigan Street
Milwaukee, WI  53202
(866) 811-0224

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Hodges Fund
Symbol – HDPMX
CUSIP – 742935109
Hodges Small Cap Fund
Symbol – HDPSX
CUSIP – 742935299

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Hodges Fund

	FYE 3/31/2007	FYE 3/31/2007
Audit Fees	$20,000	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,000
All Other Fees	N/A	N/A

  Hodges Small Cap Fund

	FYE 3/31/2007	FYE 3/31/2007
Audit Fees	$10,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

   Hodges Fund

Non-Audit Related Fees	FYE 3/31/2008	FYE 3/31/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

                                                Hodges Small Cap Fund

Non-Audit Related Fees	FYE 3/31/2008	FYE 3/31/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)     /s/Robert M. Slotky
                                               Robert M. Slotky, President

Date  June 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Robert M. Slotky
                                               Robert M. Slotky, President

Date  June 5, 2008

By (Signature and Title)    /s/Eric W. Falkeis
                                              Eric W. Falkeis, Treasurer

Date  May 28, 2008

* Print the name and title of each signing officer under his or her signature.